EXHIBIT 23.4




                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reserve reports which appear in Cheniere Energy, Inc.'s Annual Report on Form 10-K, for the year ended December 31, 2005 and filed with the Securities and Exchange Commission on March 13, 2006.

                                           /s/ SHARP PETROLEUM ENGINEERING, INC.
                                           -------------------------------------
                                           SHARP PETROLEUM ENGINEERING, INC.

June 8, 2006
Houston, Texas